FORM OF WARRANT

     THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO SUCH SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.


                               _____________, 1996


                     THE GREAT AMERICAN BACKRUB STORE, INC.
                            SERIES A PREFERRED STOCK
                                PURCHASE WARRANT


                     The Transferability of this Warrant is
                       Restricted as Provided in Section 3

                                                             Warrant to Purchase
                                                     ________ Shares of Series A
                                                     Convertible Preferred Stock
Warrant No. _______                                      (subject to adjustment)


     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by THE GREAT AMERICAN BACKRUB STORE, INC., a New York corporation (the "Company"), _________________ is hereby granted the right to purchase, at the initial exercise price of $5.00 per share (subject to adjustment as provided herein) at any time during the three-year period commencing on the first anniversary of the date hereof, _____ shares

(the "Shares") of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock"). Upon consummation of the Company's proposed public offering (the "Public Offering"), the Warrants represented hereby will automatically be converted into, and this Certificate will be exchanged for a Warrant Certificate representing, the right to purchase the same number of shares Series B Convertible Preferred Stock of the Company ("Series B Preferred Stock"), as provided herein.

     This Warrant is exercisable, for the three-year period commencing on the first anniversary of the date of this Warrant, at a price of $5.00 per Share payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in SECTION 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased. Each Share will be convertible into one share of the Company's common stock, $.001 par value, in accordance with the terms of the Series A Preferred Stock.

     1.   EXERCISE OF WARRANT.

     The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during the period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

     2. ISSUANCE OF CERTIFICATES. Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five
(5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or (subject to the provisions of SECTION 3.1 hereof) in such names as may be directed by, the Holder; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the Chairman or President and the Chief Financial Officer, the Secretary or Assistant Secretary of the Company holding office at the time such Shares are issued.

     3. RESTRICTION ON TRANSFER; REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     3.1 Neither the Warrants nor any Share issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities, or, (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or other state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

     3.2 If at any time after the date hereof and expiring two (2) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement to the Holder(s) of the Warrants and/or Shares of its intention to do so. Upon the written request of any Holder of the Warrants and/or Shares given within ten (10) days after receipt of any such notice of its or their desire to include any such Warrants and/or Shares in such proposed registration statement, the Company shall afford such Holder(s) of the Warrants and/or Shares the opportunity to have any such Warrants and/or Shares registered under such registration statement.

     Notwithstanding the provisions of this SECTION 3.2, the Company shall have the right at any time after it shall have given written notice pursuant to this
SECTION 3.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

     If any registration pursuant to this SECTION 3.2 shall be underwritten in whole or in part, the Company may require that the Warrants and/or Shares requested for inclusion in such underwriting pursuant to this SECTION 3.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

     Notwithstanding the provisions of this SECTION 3.2, if the managing underwriter in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the Warrants and/or Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities to be offered by the Company, in respect of which registration was originally to be effected, then the number of Warrants and/or Shares to be included in the registration statement may be reduced pro rata (by number of shares) among any holders of securities requesting registration or excluded in their entirety if so required by the underwriter from the registration statement.

     3.3 In connection with any registration under SECTIONS 3.2 or 6 hereof, the Company -------- covenants and agrees as follows:

     (a) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant to SECTIONS 3.2 and 6 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

     (b) The Company will take all necessary action which may be required in qualifying or registering the Warrants and/or Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     (c) The Company shall indemnify the Holder(s) of the Warrants and/or Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Warrants and/or the Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc., the Nasdaq SmallCap Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holder(s) or any controlling person of the Holder(s) in respect of which indemnity may be sought against the Company pursuant to this SECTION 3.3(c), the Holder(s) or such controlling person shall, within thirty (30) days after the receipt of a summons or complaint, notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Holder(s) or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Holder(s) or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Holder(s) and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Holder(s) or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Warrants and/or the Shares or in connection with such registration statement.

     (d) The Holder(s) of the Warrants and/or Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the

Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holders, or their successors or assigns, expressly for use in such registration statement.

     (e) Nothing contained herein shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     3.4 In connection with any registration made pursuant to SECTIONS 3.2 or 6 hereof, the Holder(s) of the Warrants and/or Shares agree that any public sale of the Warrants and/or Shares included in such registration statement shall be effected through the underwriter for such registration and the Holder(s) shall compensate the underwriter in accordance with its customary compensation practices for such transactions.

     4.   PRICE.

     4.1 INITIAL AND ADJUSTED PURCHASE PRICE. The initial purchase price shall be $5.00 per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of SECTION 5 hereof and subject to
SECTION 6 hereof.

     4.2 PURCHASE PRICE. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

     5.   ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES.

     In the event that, prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding common stock of the Company by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, without the payment to the Company of any compensation therefor in money, services or property, the remaining Shares still subject to this Warrant and the purchase price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.

     6.   AUTOMATIC CONVERSION; CANCELLATION.

     If the Company consummates a public offering of its securities prior to the last day on which this Warrant may be exercised, which offering includes warrants of the Company ("Redeemable Warrants") to purchase shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), having terms substantially the same as the Series A Preferred Stock, and this Warrant shall not have been exercised in full, then the unexercised portion of this Warrant shall automatically, without any action by the Holder, be converted into one or more Redeemable Warrants (the "New Warrants") exercisable to purchase the number of Shares of Series B Preferred Stock as shall equal the number of Shares that are purchasable upon the exercise of the unexercised portion of this Warrant but having terms identical to those of the Redeemable Warrants, including, but not limited to, the anti-dilution and redemption provisions contained therein and an exercise price per share equal to the exercise price per share of the Redeemable Warrants offered in the public offering. The Company shall cause the New Warrants and the underlying shares of Series B Preferred Stock of the Company to be included in the registration statement for such offering, provided, however, if the managing underwriter in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the New Warrants and the underlying shares of Series B Preferred Stock of the Company would, in such managing underwriter's reasonable opinion, materially or adversely affect the proposed distribution of the securities to be offered by the Company, then the number of New Warrants and the underlying shares of Series B Preferred Stock to be included in the registration statement may be reduced pro rata (by number of shares) among any holders of securities requesting registration if so required by the underwriter from the registration statement. In the event that the provisions of this SECTION 6 shall become applicable, the Holder shall be required to return this Warrant to the Company for cancellation or, if this Warrant cannot then be located, to execute and deliver to the Company a lost security affidavit and indemnity agreement reasonably satisfactory to the Company. In addition, in the event that the provisions of this SECTION 6 shall become applicable, this Warrant shall no longer be of any force or effect and the New Warrants shall set forth the respective rights and obligations of the Holder and the Company.

     7.   MERGER OR CONSOLIDATION.

     In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding preferred stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of this Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of preferred stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for the automatic conversion provision of SECTION 6 and adjustments which shall be identical to the adjustments provided in SECTION 5. The above provisions of this SECTION 7 shall similarly apply to successive consolidations or mergers.

     8.   EXCHANGE AND REPLACEMENT OF WARRANT.

     This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     9.   ELIMINATION OF FRACTIONAL INTERESTS.

     The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     10.  RESERVATION OF SECURITIES.

     The Company shall at all times reserve and keep available out of its authorized preferred stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

     11.  NOTICES TO WARRANT HOLDERS.

     Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

     12.  NOTICES.

     All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

     (a)  If to the Company, to:

          The Great American BackRub Store, Inc.
          425 Madison Avenue, Suite 605
          New York, New York 10017
          Attn:   William Zanker, President

          With a copy to:

          Olshan Grundman Frome & Rosenzweig LLP
          505 Park Avenue
          New York, New York 10022
          Attn:   Stephen Irwin, Esq.

     (b) If to the registered Holder, to the address of such Holder as shown on the books of the Company.

     13.  SUCCESSORS.

     All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     14.  HEADINGS.

     The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     15.  LAW GOVERNING.

     This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                        THE GREAT AMERICAN BACKRUB STORE, INC.




                                        By:  _________________________________
                                                Name:
                                                Title:

[SEAL]


Attest:

-----------------------

                                SUBSCRIPTION FORM

To:  The Great American BackRub Store, Inc.

     (1) The undersigned hereby elects to purchase __________ shares of Series A Convertible Preferred Stock of The Great American BackRub Store, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of the Series A Convertible Preferred Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Series A Convertible Preferred Stock in the following name:



                              ------------------------------
                              (Name)



     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the following name:


                              ------------------------------
                              Name)



                              Name of Holder (exactly as it appears in Warrant):


                              ------------------------------
                              (Name)

                              ------------------------------
                              Signature


                              ------------------------------
                              Address


                              ------------------------------
Dated:                        Social Security Number or
                              Taxpayer's Identification
                              Number

                                 Amendment No. 1

                                       to

                                     Warrant

                          Dated as of January 27, 1997


     Reference is made to Warrant No. ____ dated __________ 27, 199__ (the "Warrant") issued to _______________ (the "Holder") with respect to __________________ shares of Series A Convertible Preferred Stock of the Great American BackRub Store, Inc.

     1. Section 6 of the Warrant is hereby amended to read in its entirety as follows:

     "6. AUTOMATIC CONVERSION; CANCELLATION.

     "If the Company consummates a public offering (the "Public Offering") of its securities prior to the last day on which this Warrant may be exercised, which offering includes shares of the Company's Series B Convertible Preferred Stock ("Series B Preferred Stock"), and this Warrant shall not have been exercised in full, then the unexercised portion of this Warrant shall automatically, without any action by the Holder, be converted into one or more Redeemable Warrants (the "New Warrants") exercisable to purchase the number of Shares of Series B Preferred Stock as shall equal one half of the number of Shares that are purchasable upon the exercise of the unexercised portion of this Warrant and having such terms and provisions, including anti-dilution provisions, as shall be contained in a warrant agreement between the Company and a warrant agent for the New Warrants, and shall be (i) exercisable during the three year period commencing one year after the effective date of the registration statement for the Public Offering (the "Effective Date"), (ii) exercisable at an exercise price of $8.00 per share of Series B Preferred Stock and (iii) redeemable commencing 12 months after the Effective Date (subject to the consent of the underwriter in the Public Offering if notice of redemption is given prior to 24 months after the Effective Date), provided the Company redeems all, but not less than all, of the then outstanding New Warrants, at a redemption price of $.001 per Warrant, upon not less than 30 days' prior written notice, provided that the closing price of the Common Stock for each of the 10 trading days ending on the third trading day immediately preceding the notice of redemption equals or exceeds 120% of the then exercise price of the New Warrants. The Company shall cause the New Warrants and the underlying shares of Series B Preferred Stock of the Company to be included in the registration statement for the Public Offering provided, however, if the managing underwriter in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the New Warrants and the underlying shares of Series B

Preferred Stock of the Company would, in such managing underwriter's reasonable opinion, materially or adversely affect the proposed distribution of the securities to be offered by the Company, then the number of New Warrants and the underlying shares of Series B Preferred Stock to be included in the registration statement may be reduced pro rata (by number of shares) among any holders of securities requesting registration if so required by the underwriter from the registration statement. In the event that the provisions of this SECTION 6 shall become applicable, the Holder shall be required to return this Warrant to the Company for cancellation or, if this Warrant cannot then be located, to execute and deliver to the Company a lost security affidavit and indemnity agreement reasonably satisfactory to the Company. In addition, in the event that the provisions of this SECTION 6 shall become applicable, this Warrant shall no longer be of any force or effect and the New Warrants shall set forth the respective rights and obligations of the Holder and the Company."

     2. The Warrant is amended hereby solely to the extent expressly set forth herein and, as so amended, continues in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                        THE GREAT AMERICAN BACKRUB STORE,
                                        INC.



                                        By:
                                            -----------------------------
                                            William Zanker, President

[SEAL]


Attest:


-----------------------
Keith R. Dee, Secretary


                                       -2-